                                                                    EXHIBIT 99.1

                          CONSENT OF DIRECTOR NOMINEE

I hereby consent to the reference to me as a Director Nominee of American Tower Corporation in its Registration Statement on Form S-4 (including all amendments, post-effective amendments and any related registration statement pursuant to Rule 462(b) of the Securities Act of 1933).

                                                     /s/ Jack D. Furst
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                                                       JACK D. FURST